The
Guardian(R)






                                                                Prospectus for:
                                                                        Gabelli
                                                                         Capital
                                                                           Asset
                                                                            Fund



                                                                    May 1, 1999




This Prospectus contains important information about the Fund. Please read it before investing and keep it for future reference.









LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                                          TABLE OF CONTENTS

                                                                                                               Page


INVESTMENT AND PERFORMANCE SUMMARY.............................................................................1


INVESTMENT AND RISK INFORMATION................................................................................3


MANAGEMENT OF THE FUND.........................................................................................5


PURCHASE AND REDEMPTION OF SHARES..............................................................................6


PRICING OF FUND SHARES.........................................................................................7


DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................................................7


SPECIAL INFORMATION ABOUT THE FUND.............................................................................8


FINANCIAL HIGHLIGHTS...........................................................................................9



2
                                                         2

                                        INVESTMENT AND PERFORMANCE SUMMARY


Investment Objectives:

         The Fund's primary goal is to seek growth of capital. Capital is the amount of money you invest in the Fund. The Fund's secondary goal is to produce current income.

Principal Investment Strategies:

         The Fund invests primarily in equity securities of companies that are selling in the public market at a significant discount to their "private market value." Private market value is the value which the Fund's adviser, Gabelli Funds, LLC (the "Adviser"), believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Fund may also invest in companies that are involved in corporate reorganizations. Additionally, the Fund may invest in foreign securities. The Adviser will sell any Fund investments which lose their perceived value when compared to other investment alternatives.

Principal Risks:

         The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Corporate reorganizations involve the risk that the anticipated transactions may not be completed within the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities' private market values may never be realized by the market, or their prices may go down.

Who May Want to Invest:

         The Fund is available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.

         The Fund may appeal to you if:

                   you are a long-term investor or saver.
                   you seek both growth of capital and some income.
                   you believe that the market will favor value over growth stocks over the long term. you wish to include a value strategy as a portion of your overall investments.

         You may not want to invest in the Fund if:

                   you are seeking a high level of current income.
                   you are conservative in your investment approach.
                   you seek to maintain  the value of your  original  investment more than potential growth of capital.

        An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

         The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since commencement of operations), and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of the S&P(R) 500 Stock Index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                                               BAR CHART (Graphic Omitted)
                     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Calendar Year Total Returns

1996     11.0%
1997     42.6%
1998     11.67%


         Performance information does not reflect separate accounts or variable insurance contract fees and charges. If such fees and charges were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 18.10% (quarter ended June 30, 1997) and the lowest return for a quarter was (14.90)% (quarter ended September 30, 1998).


------------------------------------------------------ ----------------------------- --------------------------------
            Average Annual Total Returns                      Past One Year                Since May 1, 1995*
      (for the periods ended December 31, 1998)
------------------------------------------------------ ----------------------------- --------------------------------
------------------------------------------------------ ----------------------------- --------------------------------
The Gabelli Capital Asset Fund                                    11.67%                         19.40%
------------------------------------------------------ ----------------------------- --------------------------------
------------------------------------------------------ ----------------------------- --------------------------------
S&P(R)500 Stock Index**                                            28.58%                         29.29%
------------------------------------------------------ ----------------------------- --------------------------------

*        From May 1, 1995, the date that the Fund began operations.
** The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.


                                          INVESTMENT AND RISK INFORMATION

         The primary investment objective of the Fund is growth of capital, and current income is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.

         The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of: common stock, preferred stock and securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

         The Fund may also use the following investment techniques:

          Defensive Investments. When opportunities for capital growth do not appear attractive or when adverse market or economic conditions occur, the Fund may invest temporarily all or a portion of its assets in defensive investments. These include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities and short-term money market instruments maturing in less than one year, including commercial paper rated A-1 or better by Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc., or P-1 or better by Moody's Investors Service, Inc. When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

          Corporate Reorganizations. Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling short-term securities. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization.

     Foreign Securities. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

         The Fund may also engage to a limited extent in other investment practices in order to achieve its investment goal.

         Investing in the Fund involves the following risks, listed in the order of importance:

          Market Risk. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time.

          Fund and Management Risk. The Fund invests in stocks believed by the Adviser to be trading at a discount to their private market value (value stocks). The Fund's price may decline because the market favors other stocks or small capitalization stocks over stocks of larger companies. If the Adviser is incorrect in its assessment of the private market values of the companies it holds, then the value of the Fund's shares may decline. There is also the risk that the Fund has valued certain of its securities at a higher price than it can sell them for.

          Risks of Focusing on Corporate Reorganizations. The Fund may invest a portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed within the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such measures may also limit the amount of securities in any one issuer that the Fund may buy.

     Foreign Risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

                  These  risks may  include  the  seizure by the  government  of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

                  Enforcing  legal rights may be  difficult,  costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                  Foreign  companies may not be subject to accounting  standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     Foreign markets may be less liquid and more volatile than U.S. markets.

                  Foreign  securities  often trade in currencies  other than the
                 U.S. dollar, and the Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Fund's foreign currency holdings.

                  Costs of  buying,  selling  and  holding  foreign  securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                  There is the risk that some  countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.


                                              MANAGEMENT OF THE FUND

         The Manager. Guardian Investor Services Corporation (the "Manager"), located at 201 Park Avenue South, New York, New York 10003, supervises the performance of administrative and professional services provided to the Fund by others, including the Adviser and First Data Investor Services Group, Inc., the sub-administrator of the Fund (the "Sub-Administrator"). The Manager also pays the fees of the Adviser. The Manager serves as investment adviser to eleven funds with aggregate assets of over $8.9 billion as of March 31, 1999. As compensation for its services and the related expenses borne by the Manager, for the fiscal year ended December 31, 1998, the Fund paid the Manager a fee equal to 1.00% of the value of the Fund's average daily net assets.

         The Company, the Manager, The Guardian Insurance & Annuity Company, Inc. ("GIAC"), the Adviser and the Fund's distributor have entered into a Participation Agreement regarding the offering of the Fund's shares as an investment option for variable annuity and variable life contracts issued by GIAC.

         The Adviser. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, with principal offices located at One Corporate Center, Rye, New York 10580-1434, manages the Fund's assets in accordance with the Fund's investment objectives and policies. As successor to Gabelli Funds, Inc., the Fund's previous adviser, the Adviser makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund and provides investment research. The Adviser also supervises the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 1998, the Manager paid the Adviser an annual fee equal to 0.75% of the value of the Fund's average daily net assets.

         The Adviser and its affiliates manage several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange, Inc.
("NYSE").

         The Portfolio  Manager.  Mario J. Gabelli,  CFA, is responsible for the day-to-day  management  of the  Fund.  Mr.  Gabelli  has  been  Chairman,  Chief
Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception in 1980 and of its parent company, GAMI, since 1999. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

         Year 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Manager and the Adviser are in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Manager and the Adviser do not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000, and any noncompliant computer systems could hurt key Fund operations, such as shareholder servicing, pricing and trading. The Year 2000 issue also affects companies and governmental entities in which the Fund invests. To the extent that the impact on a Fund holding is negative, it could seriously affect the Fund's performance. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the problem.

                                         PURCHASE AND REDEMPTION OF SHARES

         You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by GIAC. The Fund continuously offers its shares to GIAC's separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to owners of the Contracts ("Contractowners") units in its separate accounts which directly correspond to shares in the Fund. GIAC submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. The Fund redeems shares from GIAC's separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.

         The  accompanying  prospectus  for a GIAC variable  annuity or variable
life  insurance  policy  describes  the  allocation,   transfer  and  withdrawal
provisions of such annuity or policy.

                                              PRICING OF FUND SHARES

         The Fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

         The Fund's net asset value is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. New York time. It is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Securities traded primarily on foreign exchanges are valued at the closing price on such exchange immediately prior to the close of the NYSE. Short-term investments that mature in 60 days or less are valued at amortized cost. If market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.

         The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the Fund's net asset value may change on days when you are not able to purchase or redeem the Fund's shares.

                                        DIVIDENDS, DISTRIBUTIONS AND TAXES

         GIAC's separate accounts automatically reinvest, at net asset value, any dividends and capital gains distributions paid by the Fund in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. Such dividends and capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Contractowners who own units in a separate account corresponding to shares in the Fund will be notified when distributions are made.

         The Fund will be treated as a separate entity for federal income tax purposes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, in order to be relieved of federal income tax on that part of its net investment income and realized capital gains which it distributes to GIAC's separate accounts. To qualify, the Fund must meet certain relatively complex income and diversification tests. The loss of such status would result in the Fund being subject to federal income tax on its taxable income and gains.

         Federal tax regulations require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contractowners.

         This is only a summary of important federal tax law provisions that can affect the Fund. Other federal, state, or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

                                        SPECIAL INFORMATION ABOUT THE FUND

         The Fund offers its shares to both variable annuity and variable life insurance policy separate accounts. The Fund does not anticipate that this arrangement will disadvantage any Contractowners. The Fund's Board of Directors monitors events for the existence of any material irreconcilable conflict between or among Contractowners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investments in the Fund. This could possibly force the Fund to sell portfolio securities at unfavorable prices. GIAC will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contractowners will likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.

                                               FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since its inception. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.

         Per share amounts for a Fund share outstanding throughout each period/year.

                                                           Year              Year              Year            Period
                                                           Ended            Ended             Ended             Ended
                                                         12/31/98          12/31/97          12/31/96         12/31/95*
Operating performance
Net asset value, beginning of period................      $15.31           $11.55            $10.70            $10.00
                                                          ------           ------            ------            ------
Net investment income...............................        0.03             0.02              0.02              0.03(a)
Net realized and unrealized gain on investments.....        1.74             4.88              1.16              0.80
                                                            ----             ----              ----              ----
Total from investment operations....................        1.77             4.90              1.18              0.83
                                                            ====             ====              ====              ====

Distributions to shareholders from:
     Net investment income..........................       (0.03)           (0.02)            (0.02)            (0.03)
     Net realized gains.............................       (0.78)           (1.12)            (0.31)            (0.09)
     Distributions in excess of net realized gains..       (0.07)           (0.00)(c)        --------           (0.01)
                                                           ------           ------           --------           ------
Total Distributions.................................       (0.88)           (1.14)            (0.33)            (0.13)
                                                           ------           ------            ------            ------
Net asset value, end of period......................      $16.20           $15.31            $11.55            $10.70
                                                          ======           ======            ======            ======
Total return**......................................       11.7%            42.6%             11.0%              8.4%
                                                           =====            =====             =====              ====

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................     $155,361          $105,350          $51,462           $26,364
                                                         --------          --------          -------           -------
     Ratio of net investment income to
          average net assets                                0.19%            0.17%             0.21%             0.75%+
     Ratio of operating expenses to
          average net assets........................        1.12%            1.17%             1.31%             1.78%(b)+
Portfolio turnover rate.............................        43%             65.5%             53.2%             81.4%


*        The Fund commenced operations on May 1, 1995.
**       Total return represents aggregate total return of a hypothetical $1,000 investment  at the  beginning  of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
+        Annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was
$0.03 per share.  (b)  Operating  expense ratio before  expenses  assumed by the
Manager and Adviser was 1.92%.
(c)      Amount represents less than $0.005 per share.


                                          THE GABELLI CAPITAL ASSET FUND


                  A Statement of Additional Information dated May 1, 1999 (the "SAI") includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, is legally a part of this Prospectus.

                  Information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

                  You may make inquiries about the Fund, or obtain a copy of the SAI or of the annual or semi-annual reports without charge, by calling 1-800-GABELLI (1-800-422-3554).

                  You can review and copy information about the Fund (including the SAI) at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). Such information is also available on the SEC's Internet site at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.


Investment Company Act File Number:  811-07644